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                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                          --------------------------


                                   FORM 8-A

               FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


                       CONSOLIDATION CAPITAL CORPORATION
            (Exact Name of Registrant as Specified in Its Charter)

              Delaware                                      52-2054952
       (State of Incorporation                           (I.R.S. Employer
          or Organization)                              Identification No.)

     1747 Pennsylvania Avenue, N.W.
               Suite 900
             Washington, D.C.                                 20006
  (Address of Principal Executive Offices)                 (Zip Code)


        If this Form relates to                         If this Form relates
        the registration of a                           to the registration of
        class of securities                             a class of securities
        pursuant to Section                             pursuant to Section
        12(b) of the Exchange                           12(g) of the Exchange
        Act and is effective                            Act and is effective
        upon filing pursuant to                         pursuant to General
        General Instruction                             Instruction A.(d),
        A.(c), please check the                         please check the
        following box.   [ ]                            following box.   [X]


Securities Act registration statement file number to which this
form relates:                                                       333-36193
                                                                 ---------------
                                                                 (If applicable)

Securities to be registered pursuant to Section 12(b) of the Act: Not Applicable


Securities to be registered pursuant to Section 12(g) of the Act:

                    Common Stock, par value $.001 per share
                    ---------------------------------------
                                (Title of Class)
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Item 1.   Description of Securities to be Registered.

          The information set forth under the caption "Description of Capital Stock" on pages 34 and 35 of the registrant's Preliminary Prospectus dated November 5, 1997 that forms a part of Amendment No. 1 to the registrant's Registration Statement on Form S-1, File No. 333-36193, filed with the Securities and Exchange Commission on November 5, 1997, is incorporated herein by reference.

Item 2.   Exhibits.

          The following exhibits are filed as part of this registration statement:

          Exhibit                      Description
          -------                      -----------

            2.01 Restated Certificate of Incorporation of Consolidation Capital Corporation (Incorporated by reference to the registrant's Registration Statement on Form S-1, as amended, File No. 333-36193).

            2.02 Amended and Restated Bylaws of Consolidation Capital Corporation (Incorporated by reference to the registrant's Registration Statement on Form S-1, as amended, File No. 333-36193).

                                       2
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                                   SIGNATURE

     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                       CONSOLIDATION CAPITAL CORPORATION


Date:  November 24, 1997               By: /s/ Jonathan J. Ledecky
                                          -----------------------------------
                                           Jonathan J. Ledecky
                                           Chairman and Chief Executive Officer

                                       3
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                                 EXHIBIT INDEX

   Exhibit
   Number                               Description
   -------                              -----------
    2.01 Restated Certificate of Incorporation of Consolidation Capital Corporation (Incorporated by reference to the registrant's Registration Statement on Form S-1, as amended, File
                No. 333-36193).

    2.02 Amended and Restated Bylaws of Consolidation Capital Corporation (Incorporated by reference to the registrant's Registration Statement on Form S-1, as amended, File
                No. 333-36193).